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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2005

Refco Group Ltd., LLC
Refco Finance Inc.
(Exact name of registrant as specified in its charter)

Delaware Delaware (State or other jurisdiction of incorporation)	333-119701 333-119701 (Commission File Number)	52-2169014 20-1400416 (IRS Employer Identification No.)
One World Financial Center 200 Liberty Street, Tower A New York, New York (Address of principal executive offices)	10281 (Zip Code)

Registrant's telephone number, including area code: (212) 693-7000

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

        On July 15, 2005, Refco Group Ltd., LLC announced its results of operations for the quarter ended May 31, 2005.

Item 9.01.    Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press Release, dated July 15, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Group Ltd., LLC
Date: July 15, 2005	By:	/s/ PHILLIP R. BENNETT Name: Phillip R. Bennett Title: President and Chief Executive Officer

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Finance Inc.
Date: July 15, 2005	By:	/s/ PHILLIP R. BENNETT Name: Phillip R. Bennett Title: President

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  Item 2.02. Results of Operations and Financial Condition
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
SIGNATURES